                                                                   EXHIBIT 10.23

[WILLCOX INCORPORATED LETTERHEAD]


REINSURED:         SOUTHERN CALIFORNIA PHYSICIANS INSURANCE EXCHANGE,
                   AND/OR S.C.P.I.E. INDEMNITY COMPANY,
                   AND/OR S.C.P.I.E. MANAGEMENT COMPANY,
                   AND/OR AMERICAN HEALTHCARE INDEMNITY COMPANY,
                   AND/OR FG CASUALTY COMPANY,
                   AND/OR S.C.P.I.E. INSURANCE SERVICES, INC.
                   AND/OR S.C.P.I.E. MANAGEMENT SERVICES, INC.
                   BEVERLY HILLS, CALIFORNIA

TYPE:              FOURTH EXCESS OF LOSS REINSURANCE

BUSINESS
COVERED: Physicians and Surgeons Comprehensive Professional and Business Liability Policies, including Clinics and Clinical Laboratories, Professional and Business Liability Policies for Hospitals and Errors and Omissions Liability Policies for Managed Care Organizations.

TERM:              January 1, 1997 to December 31, 1997 as respects claims
(Eff. 1/1/97)      made during the calendar year 1997.

                   Retroactive date January 1, 1976, except for Extra Contractual Obligations which is January 1, 1979.

                   The term "claims made" as used herein shall mean (A) In respect of Claims Made Policies, claims first notified to the Company during the term of this Agreement on any inforce policy or reporting endorsement arising out of incidents subsequent to the retroactive date of said policy as the result of the rendering of or failure to render a professional service or the reporting of losses which arise from the insured premises and operations incidental to the practice of a physician, hospital or managed care organization and/or (B) In respect of Occurrence Policies, claims or losses first notified to the Company during the term of this Agreement.

                   In the event of cancellation, and at the option of the Reinsured, Reinsurers agree to run-off policies in force until natural expiration not to exceed 12 months from the expiration date hereon, subject to a Premium equal to 50% of the Actual Earned Reinsurance Premium.

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TERRITORY:         As per the Company's original policies, contracts, or
                   binders.

EXCLUSIONS:        1.      Insolvency Funds.
                   2.      Nuclear Incident - Liability - Reinsurance.

LIMIT AND
RETENTION:         To pay $10,000,000 each and every loss in excess of
                   $10,000,000 each and every loss.

WARRANTY:          1.      In respect of Physicians and Surgeons Comprehensive
                           Professional and Business Liability Policies, including Clinics and Clinical Laboratories, the Maximum Original Policy Limit is $10,000,000, subject to inuring protection of $8,000,000 in excess of $2,000,000 or so deemed.

                   2. As respects Professional and Business Liability Policies for Hospitals written on or after January 1, 1996, Policy Limits greater than $500,000 reinsured elsewhere on an Excess of Loss basis or so deemed.

                   3. As respects Professional and Business Liability Policies for Hospitals written prior to January 1, 1996, Policy Limits greater than $5,000,000 reinsured elsewhere on an Excess of Loss basis or so deemed.

                   4. In respect of Errors and Omissions Liability Policies for Managed Care Organizations, Maximum Original Policy Limit $5,000,000.

PREMIUM:           .445% of G.N.E.P.I.
(Eff. 1/1/97)
                   Deposit Premium:  $500,000, payable $125,000 quarterly.

                   Minimum - $500,000.

REINSTATEMENT(S):  One in all at the option of the Company computed Pro Rata as to amount 100% as to premium.

                   All calculations of reinstatement premiums shall be based on paid losses only. The decision of the Company to exercise its reinstatement option must be relayed to Reinsurers within three (3) months from the time any reserve invades this Contract.

ATTACHMENT OF
LIABILITY:         (A)     For purposes of determining the attachment of the
                           Reinsurer's liability hereunder as respects any one loss, all losses (including Discovery Period Losses) involving one or more Original Insureds, arising from the same medical incident, and in



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ATTACHMENT OF
LIABILITY:
(Continued)            which First Notice of Claim or Circumstance is notified
                       to the Company during the term of this Agreement shall be covered hereunder. Where first notice falls in Agreement
                       Years incepting prior to January 1, 1992 the "Interlocking Clause" to apply hereon for Physicians and Surgeons Comprehensive Professional Liability Policies only.

                       (B) The date of a loss hereunder shall be the earliest date, within the term of this Contract, that the company has received First Notice of Claim or Circumstance.

GENERAL
CONDITIONS:            Loss Adjustment Expenses to be Pro-Rated.
                       Excess of Original Policy Limits Clause.
                       80% Extra Contractual Obligations Clause.
                       Ultimate Net Loss Clause.
                       Net Retained Lines Clause.
                       Notice of Loss Clause.
                       Loss Funding Clause - Including IBNR (See Attached).
                       Special Funding Clause.
                       Confidentiality Clause.
                       Commutation Clause
                       Federal Excise Tax Clause.
                       Errors and Omissions Clause.
                       Insolvency Clause.
                       Service of Suit Clause.
                       Arbitration Clause.
                       Access to Records Clause.
                       Willcox Incorporated Intermediary Clause.

REINSURERS
HEREON:                Domestic:
                       Travelers Indemnity Company                   5.00%
                                                                     -----
                                   Domestic Total                    5.00%

                       Australia:
                       Through Australian Independent Reinsurance
                       Services:
                         GIO Insurance Ltd.
                           trading as:
                           GIO Reinsurance                           10.00%
                                                                     -----
                                   Australia Total                   10.00%

                       France:
                       Through Courtage De Reassurances:
                         H. Des Courtis S.A.
                         Paris, France
                       AXA Reassurance                                5.00%
                                                                     -----
                                   France Total                       5.00%

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
REINSURERS
HEREON:
(Continued)       Germany:
                  Hannover Ruckversicherungs AG                5.00%
                                                               ----
                                 Germany Total                 5.00%

                  United Kingdom:
                  Through Willcox Johnson & Higgins Reinsurance Brokers, Ltd.
                    London, England
                  Underwriters at Lloyd's
                   SVH    1007                                6.568%
                   DFM    435                                10.946%
                   SJC    1003        62.00%
                          2003        38.00%                  4.628%
                   JHV    376         67.89%
                          2376        32.11%                  2.001%
                   FRW    190                                 2.919%
                   ROS    227         83.00%
                          2227        17.00%                   .876%
                   RJH    122                                  .876%
                   BFC    780                                 1.459%
                   SJB    1212                                1.970%
                   GNR    570                                 1.751%
                   DJN    1096                                1.168%
                   HGJ    205                                 3.211%
                   WEH    362                                 7.444%
                   RAE    219                                 4.503%
                   MFN    1027        55.64%
                          2027        44.36%                  1.168%
                   GSC    958                                  .584%
                   ANT    51                                   .876%
                   CFP    314                                  .730%
                   AEG    991                                 1.751%
                   SAM    727                                 1.459%
                   HLM    529                                  .876%
                   AFB    623                                 2.919%
                   BAR    990                                  .438%
                  CNA International Reinsurance Co., Ltd.     4.379%
                  Sphere Drake Insurance PLC                  1.750%
                  Terra Nova Insurance Company Ltd.           3.500%
                  Unionamerica Insurance Company, Ltd.        4.250%
                                                             ------
                                  United Kingdom Total       75.00%

                                  Domestic Total              5.00%
                                  Foreign Total              95.00%
                                                             -----
                                  Grand Total               100.00%
                                                            ======

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This Cover Note is to confirm the terms and conditions which have been negotiated between Willcox Incorporated and the participating Reinsurers on your behalf. We request that you review this Cover Note with regard to the specific placement details and subscribing Reinsurers listed herein. In the event that any of these details do not meet with your approval or security of the subscribing Reinsurers does not meet with your requirements, please notify this office immediately. If all is found to be in order please sign and return the enclosed duplicate copy of this Cover Note for completion of our files.



-------------------------------------
Signature


--------------------------------------
Date


                                         Willcox Incorporated


                                         By [SIG]
                                           -------------------------------
                                           Executive Vice President




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                         LOSS FUNDING - INCLUDING IBNR

               THIS IS APPLICABLE TO NON-ADMITTED REINSURERS ONLY


After consultation with their outside Actuaries, Tillinghast, Nelson & Warren Inc., S.C.P.I.E. intends to use the following IBNR factors applied to Gross Reinsurance Premiums for 1997 Letter of Credit Funding purposes applicable to Non-Admitted Reinsurers only:

                                           IBNR
         Period                            Factor
         ------                            ------
         Current Year                      97.00%
         First Development Year            40.00%
         Second Development Year           17.00%
         Third Development Year             7.00%
         Fourth Development Year &
         Subsequent                         2.00%


The Letter of Credit Funding requirement for IBNR will be net of any Specific Case Base Loss Reserves. Therefore, the factors outlined above represent the ceiling for the sum of Specific Case Base Loss Reserves and IBNR. Further, a cap of five times the Gross Reinsurance Premium will apply as the Lifetime IBNR Maximum for each Treaty Year.




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